Exhibit 99.2

ELY GOLD & MINERALS INC.

PRIVATE PLACEMENT OF SHARES

TO

SOLITARIO EXPLORATION AND ROYALTY CORP.

(NOVEMBER, 2013)

INSTRUCTIONS TO SUBSCRIBER

Instructions for All Subscribers

1.	All Subscribers must complete all of the information required in the boxes of the attached Subscription Agreement on pages 1, 2 and 3, and sign where indicated with an “X” on page 1.

Additional Instructions for Canadian Subscribers

2.	If you are resident in Canada and are an “accredited investor” (as that term is defined in Schedule “B-1”), you must complete and sign the “Accredited Investor Certificate” attached as Schedule “B-1” to the Subscription Agreement. The purpose of the certificate is to determine whether you meet the standards for participation in a private placement under one of the so-called “accredited investor” exemptions from prospectus requirements set out under National Instrument 45-106.
3.	If you are resident in Canada and are not an “accredited investor” (as that term is defined in Schedule “A”), then you must complete and sign the “Non-accredited Investor Certificate” attached as Schedule “B-2” to the Subscription Agreement. The purpose of the certificate is to determine whether you meet the standards for participation in a private placement under one of the other exemptions from prospectus requirements set out under National Instrument 45-106.

Additional Instructions for United States Subscribers

4.	If you are a U.S. Purchaser, as that term is defined on page 5 of the Subscription Agreement, then you must complete and sign the “U.S. Accredited Investor Certificate” which is attached as Schedule “C” to the Subscription Agreement. The purpose of the certificate is to determine whether you meet the standards for participation in a private placement as a “U.S. Accredited Investor” under U.S. Securities Laws.

Additional Instructions for Corporate and Other Non-individual Subscribers

5.	If you are a corporation, trust, partnership or other non-individual entity and will hold more than 5% of the Corporation’s shares after completion of the Offering (assuming exercise of any warrants acquired by the Subscriber pursuant to the Offering), please complete and sign the “Form 4C – Corporate Placee Registration Form” which is attached as Schedule “A” to the Subscription Agreement unless you have previously filed such a form with the TSX Venture Exchange (in which case you are requested to so indicate by making a notation to that effect on the face page of your Subscription Agreement).
6.	Wire transfer information for subscription funds is set forth in Schedule “D”.

7. Company Contact Information:

Ely Gold & Minerals Inc.
480 - 789 West Pender Street
Vancouver, British Columbia
Canada, V6C 1H2
Attention: C.F. “Trey” Wasser III, President
Telephone: 1 (604) 488-1104
Facsimile: 1 (604) 488-1105
Email: info@elygoldandminerals.com

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PLEASE MAKE SURE YOUR SUBSCRIPTION PACKAGE INCLUDES:

1.	One (1) signed copy of this Subscription Agreement;
2.	If applicable, one (1) signed copy of the Accredited Investor Certificate;
3.	If applicable, one (1) signed copy of the Non-accredited Investor Certificate;
4.	If applicable, one (1) signed copy of the U.S. Accredited Investor Certificate;
5.	If applicable, one (1) signed copy of a Form 4C – Corporate Placee Registration Form;
6.	A wire transfer or bank draft payable to “Ely Gold & Minerals Inc.”.

Wire transfer information for subscription funds is set forth in Schedule D.

PLEASE DELIVER YOUR SUBSCRIPTION PACKAGE BY COURIER TO THE FOLLOWING ADDRESS OR, IF FUNDS ARE WIRED, BY FAX OR EMAIL, TO:

Ely Gold & Minerals Inc.
480 - 789 West Pender Street
Vancouver, British Columbia
Canada, V6C 1H2
Attention: C.F. “Trey” Wasser III, President
Facsimile: 1 (604) 488-1105
Email: info@elygoldandminerals.com

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SUBSCRIPTION FOR SHARES

TO:	ELY GOLD & MINERALS INC.

(the “Corporation”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase 13,571,354 common shares (each a “Share”) in the capital of the Corporation at the price of $0.10 per Share (Canadian funds), for aggregate consideration of C$1,357,135.40, on the terms and conditions set out in sections 1 to 21 below and in the applicable Schedules hereto.

DATED as of November, 22, 2013.

SOLITARIO EXPLORATION AND ROYALTY CORP.
(Name of Subscriber - please print)		Subscriber’s Address

By:	James R. Maronick Chief Financial Officer	4251 Kipling St., Suite 390 Wheat Ridge, CO 80033
(Official capacity or title – please print)

X /s/ James R. Maronick		303-534-1030
Signature of Subscriber / Authorized Signatory		(Telephone Number)

303-534-1809
(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above)		(Facsimile Number)
(Email Address)

Register the Shares as set forth below:	Deliver the Certificates as set forth below:
Solitario Exploration & Royalty Corp.	Solitario Exploration & Royalty Corp.
(Name)	(Name)
4251 Kipling St., Suite 390 Wheat Ridge, CO 80033
(Account Reference, if applicable)	(Address)

(Address)

Present Ownership of Securities

The Subscriber either [check appropriate box and fill in spaces with required information]:

[_] owns directly or indirectly, or exercises control or direction over, no Common Shares or securities convertible into Common Shares; or

[X] owns directly or indirectly, or exercises control or direction over 2,160,920 Common Shares and owns no convertible securities (warrants, options, convertible debt) entitling the Subscriber to acquire additional Common Shares.

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Insider Status

The Subscriber either [check appropriate box]:

[_] is an “Insider” of the Corporation as defined in the British Columbia Securities Act, namely: “Insider” means:

(a)	a director or senior officer of the Corporation;
(b)	a director or senior officer of a person that is itself an insider or subsidiary of the Corporation;
(c)	a person that has
(i)	direct or indirect beneficial ownership of;
(ii)	control or direction over; or
(iii)	a combination of direct or indirect beneficial ownership of and of control or direction over securities of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or
(d)	the Corporation itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities; or

[X] is not an Insider of the Corporation.

Member of “Pro Group”

The Subscriber either [check appropriate box]:

[X] is not a member of the Pro Group (defined below).

[_] is a Member of the “Pro Group” as defined in the Rules of the TSX-V, namely: “Pro Group” means:

1.	Subject to subparagraphs (2), (3) and (4), “Pro Group” shall include, either individually or as a group:
(a)	a member of the TSX-V (i.e. a brokerage firm);
(b)	employees of the member;
(c)	partners, officers and directors of the member;
(d)	affiliates of the member; and
(e)	associates of any parties referred to in subparagraphs (1) through (4).
2.	The TSX-V may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the TSX-V determines that the person is not acting at arm’s length of the member;
3.	The TSX-V may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the TSX-V determines that the person is acting at arm’s length of the member;
4.	The member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (1) to be excluded from the Pro Group where the member determines that:
(a)	the person is an affiliate or associate of the member acting at arm’s length of the member;
(b)	the associate or affiliate has a separate corporate and reporting structure;
(c)	there are sufficient controls on information flowing between the member and the associate or affiliate; and
(d)	the member maintains a list of such excluded persons.

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This subscription is accepted by the Corporation as of the 22nd day of November, 2013

ELY GOLD & MINERALS INC. Per: /s/ Trey Wasser Authorized Signatory

The Shares will be subject to a hold period of four months from the Closing Date under applicable Securities Laws of the Selling Jurisdictions in Canada, and the certificates evidencing the Shares will bear a legend to that effect. Consequently, the Shares may only be resold during such period in accordance with appropriate statutory exemptions from the prospectus requirements of the applicable Securities Laws of the Selling Jurisdictions in Canada or if appropriate consents or discretionary orders have been obtained. The certificates evidencing the Shares will also bear any legends required by applicable laws of the jurisdiction of residence of the Subscriber. Subscribers are advised to consult their own legal advisors in these regards.

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Defined Terms. In addition to the terms defined throughout this Agreement, the following capitalized terms used in this Agreement have the following meanings:

“business day” means any day except Saturday, Sunday or a statutory holiday in Vancouver, British Columbia;

“Closing” means the completion of the transaction of purchase and sale of Shares as contemplated by this Subscription Agreement;

“Closing Date” means the fifth business day after the Corporation receives notice of final acceptance of its filing in respect of the Offering from the TSX-V, or such other date as the Corporation may determine in consultation with its professional advisors;

“Closing Time” means 10:00 a.m. (Vancouver time) on the Closing Date;

“Directed Selling Efforts” has the meaning ascribed to such term in Rule 903 of Regulation S of the U.S. Securities Act;

“Foreign Corporation” has the meaning ascribed to such term in Regulation S of the U.S. Securities Act;

“General Advertising” has the meaning ascribed to such term in Rule 502 (c) under Regulation D of the U.S. Securities Act;

“General Solicitation” has the meaning ascribed to such term in Rule 502 (c) under Regulation D of the U.S. Securities Act;

“NI 45-106” means National Instrument 45-106 – “Prospectus and Registration Exemptions” of the Canadian Securities Administrators, implemented by the securities regulators of the NI 45-106 Jurisdictions;

“NI 45-106 Jurisdiction” means any one of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Nova Scotia, Prince Edward Island, Newfoundland and Labrador, the Yukon, the Northwest Territories or Nunavut;

"Regulation D" means Regulation D under the U.S. Securities Act;

"Regulation S" means Regulation S under the U.S. Securities Act;

“Securities Laws” means the securities laws, regulations and rules, the blanket orders and rulings, and policies and written interpretations of, and multilateral or national instruments adopted by, the Securities Regulators of all of the Selling Jurisdictions or, as the context may require, any one or more of the Selling Jurisdictions;

“Securities Regulators” means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdiction as the context so requires;

“Selling Jurisdictions” means each of the NI 45-106 Jurisdictions and such other jurisdictions as may be determined by the Corporation and in which the Corporation may lawfully sell securities; and “Selling Jurisdiction” means, in the case of any subscriber, the jurisdiction in which such Subscriber is resident;

“Subscription Agreement” means this subscription agreement and the Schedules attached hereto;

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“TSX-V” means the TSX Venture Exchange;

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

“U.S. Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act;

“U.S. Person” means U.S. person as define under Regulation S and includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (iv) any estate or trust of which any executor or administrator or trustee is a U.S. person;

“U.S. Purchaser” means (a) any U.S. Person, (b) any person purchasing securities on behalf or for the benefit of any U.S. Person or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, (d) any person that is in the United States at the time the Subscriber’s buy order was made or this subscription agreement was executed or delivered;

“U.S. Purchaser” means any Subscriber (or each beneficial purchaser for whom the Subscriber is acting) subscribing for Shares in the United States;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

All references herein to monetary amounts are to lawful money of Canada, unless otherwise specified. The exchange rate for U.S. funds into Canadian funds will be US$0.9579:CDN$1.00 for the purposes of the Offering.

2.      Delivery and Payment. The Subscriber will deliver to the Corporation as soon as possible after execution of this Agreement, and in any event not later than 12:00 noon (Vancouver time) on the day immediately preceding the Closing Date, the following:

(a)	a completed and duly executed copy of this Subscription Agreement;
(b)	if the Subscriber is a corporation, trust, partnership or other non-individual entity and will hold more than 5% of the Corporation’s shares after completion of the Offering, a completed and duly executed copy of Form 4C – Corporate Placee Registration Form which is attached hereto as Schedule “A”;
(c)	if the Subscriber is resident in a NI 45-106 Jurisdiction (i.e. British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Nova Scotia, Prince Edward Island, Newfoundland and Labrador, the Yukon, the Northwest Territories or Nunavut), or is otherwise subject to the Securities Laws of one of those jurisdictions and:
(i)	is an accredited investor, a completed and duly executed copy of the "NI 45-106 Accredited Investor Certificate" which is attached hereto as Schedule “B-1”; or

                         (ii)        is not an accredited investor, a completed and duly executed copy of the "NI 45-106 Non-accredited Investor Certificate" which is attached hereto as Schedule “B-2”;

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(d)	if the Subscriber is a U.S. Purchaser, a completed and duly executed copy of the U.S. Accredited Investor Certificate which is attached to the Subscription Agreement as Schedule “C”; and
(e)	all other documents as may be required by the Corporation upon receipt of this Agreement.

3.      Closing. The Closing will be held at the offices of the Corporation's solicitors, Holmes & King, 1300 – 1111 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4M3 at the Closing Time on the Closing Date.

On or before the Closing Date, the Subscriber shall deliver to the Corporation a certified cheque or bank draft payable to the Corporation or the Corporation’s legal counsel (“Holmes & King, In Trust”), or a wire transfer the Corporation’s bank account in accordance with Schedule “D” attached hereto, in payment of the subscription price for all Shares subscribed for under the Offering.

Delivery of Shares to a Canadian registrant against payment of the subscription price by such registrant on behalf of the Subscriber may be arranged by contacting the Corporation’s legal counsel, Holmes & King, Barristers & Solicitors (Terrence E. King) at: teking@mhklaw.com / Telephone: (604) 681-1310 / Facsimile: 604-681-1307.

Subject to acceptance of the Subscriber’s subscription in whole or in part, and subject to clearing of cheques and similar forms of payment instruments, definitive certificates representing the Subscriber’s Shares issued and registered in accordance with this Subscription Agreement will be delivered in accordance with this Subscription Agreement.

4.      Subscriber’s Acknowledgements. The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) with the Corporation (which acknowledgements and agreements shall survive the Closing) that:

(a)	no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Shares;
(b)	the sale and delivery of the Shares is conditional upon such sale being exempt from the prospectus filing or registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Shares under the Securities Laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;
(c)	the Shares are subject to resale restrictions under the Securities Laws and the Subscriber (and, if applicable, others for whom it is contracting hereunder) will comply with all relevant Securities Laws concerning any resale of the Shares and will consult with its legal advisors with respect to complying with all restrictions applying to such resale;
(d)	none of the Shares have been or will be registered under the U.S. Securities Act or the securities laws of any state and may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. person unless registered under the U.S. Securities Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available, and the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Shares;
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(e)	the Subscriber (and, if applicable, others for whom it is contracting hereunder) may not offer, sell or transfer the Shares within the United States or to, or for the account or benefit of, a U.S. Person, unless the Shares are registered under the U.S. Securities Act and the securities laws of all applicable states or an exemption from such registration requirement is available;
(f)	the purchase of the Shares has not been made through or as a result of any general solicitation or general advertising or any seminar or meeting whose attendees have been invited by general solicitation or general advertising and the distribution of the Shares have not been accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display or as part of a general solicitation;
(g)	no prospectus or offering memorandum within the meaning of the Securities Laws has been delivered to or summarized for or seen by the Subscriber (and, if applicable, others for whom it is contracting hereunder) in connection with the Offering and the Subscriber (and, if applicable, others for whom it is contracting hereunder) is not aware of any prospectus or offering memorandum having been prepared by the Corporation;
(h)	in purchasing the Shares, the Subscriber (and, if applicable, others for whom it is contracting hereunder) has relied solely upon publicly available information relating to the Corporation and this Subscription Agreement, and not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Corporation or any employee, agent or affiliate thereof or any other person associated therewith;
(i)	the Shares are being offered for sale on a “private placement” basis;
(j)	the Subscriber (or, if applicable, others for whom it is contracting hereunder) is solely responsible for obtaining such tax and legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to in the Section below entitled “Representations, Warranties and Covenants”);
(k)	in accepting this Subscription Agreement, the Corporation is relying upon the representations and warranties and acknowledgements of the Subscriber set out herein including, without limitation, in connection with determining the eligibility of the Subscriber or (if applicable) the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase Shares under the Securities Laws; and the Subscriber will notify the Corporation immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber or the beneficial purchaser contained in this Subscription Agreement which takes place prior to Closing;
(l)	the Shares are subject to the terms, conditions and provisions of this Subscription Agreement (including the schedules hereto), and the constating documents of the Corporation;
(m)	the certificates evidencing the Shares will bear a legend regarding restrictions on transfer as required pursuant to applicable Securities Laws, including applicable federal and state securities laws of the United States, and requirements of the TSX-V;
(n)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Laws or other applicable securities legislation;
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(o)	because the Subscriber is not purchasing the Shares under a prospectus, the Subscriber will not have the civil protections, rights and remedies that would otherwise be available to the Subscriber under the Securities Laws in the Selling Jurisdictions in Canada, including statutory rights of rescission or damages;
(p)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase the Shares;
(ii)	that any person will refund the purchase price of the Shares other than pursuant to the provisions this agreement; or
(iii)	as to the future price or value of any of the Shares;

           (r)         for the purposes of BC Instrument 72-503 “Distribution of Securities outside British Columbia:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(ii) there is no government or other insurance covering the Shares;

(iii) there are risks associated with the purchase of the Shares;

(iv)	there are restrictions on the Subscriber’s (or beneficial purchaser’s, if applicable) ability to resell the Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Shares; and
(v)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Securities Act (British Columbia) (the “Act”) and, as a consequence of acquiring the Shares pursuant to an exemption, certain protections, rights and remedies provided by the Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

           (s)        the Subscriber has granted or hereby does grant:

(i)	to the Company and each of its directors and senior officers, the right to disclose Personal Information relating to the Subscriber to the TSX-V (as defined in TSX-V Appendix 6A) pursuant to a Form 4B filed with the TSX-V; and

(ii)	to the TSX-V, the right to collect use and disclose Personal Information relating to the Subscriber for the purposes described in TSX-V Appendix 6A or as otherwise identified by the TSX-V, from time to time;

(t)	if the Subscriber is resident in Ontario, the Subscriber has been notified by the Issuer:

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             (i)         that the Issuer will be required to file a Form 45-106F1 – “Report of Exempt Distribution” (the “Form”) with the Ontario Securities Commission in respect of the sale of Shares to the Subscriber;

            (ii)        that the Form will include the name and address of the Subscriber as well as a description of the Shares purchased;

            (iii)       that the information to be included in the Form is collected by the Ontario Securities Commission (the “OSC”) under authority granted to it in securities legislation, for the purposes of administration and enforcement of the securities legislation of Ontario;

            (iv)      of the following information about the public official in Ontario who can answer questions about the OSC’s indirect collection of the information to be included in the Form:

Ontario Securities Commission
Suite 1903, Box 5520 Queen Street West
Toronto, Ontario
M5H 3S8
Telephone: (416) 593-3682
Facsimile: (416) 593-8252
Public Official contact regarding indirect collection of information:
Administrative Assistant to the Director of Corporate Finance
Telephone: (416) 593-8086

and the Subscriber has authorized the indirect collection by the OSC of the information to be included in the Form

            (u)        with respect to the United Kingdom, this document does not constitute a prospectus for the purpose of the prospectus rules issued by the United Kingdom Financial Services Authority ("FSA") pursuant to section 84 of the Financial Services and Markets Act 2000 (as amended) ("FSMA") and has not been approved by or filed with the FSA; and the Shares may not be offered or sold and will not be offered or sold to the public in the United Kingdom (within the meaning of section 102B of the FSMA) save in circumstances where it is lawful to do so without an approved prospectus (within the meaning of section 85 of FSMA) being made available to the public before the offer is made; and no person may communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of FSMA) received by it in connection with the issue or sale of any Shares except in circumstances in which section 21(1) of FSMA does not apply: and this document is directed only at (i) persons outside the United Kingdom; or (ii) persons who are "qualified investors" (within the meaning of Article 2(1)(e) of the Prospectus Directive 2003/71/EC) (a) who have professional experience in matters relating to investments who fall within the definition of "investment professionals" in article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotions) order 2005 (as amended) (the "FPO"); and/or (b) who are high net worth bodies corporate, unincorporated associations and partnerships and trustees of high value trusts as described in article 49 of the FPO or persons who fall within another exemption to the FPO; and any investment or investment activity to which this document relates is only available to and will only be engaged in with such persons and any person who does not fall within (i) and (ii) above should not rely on or act upon this document.

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5.      Conditions of Closing. The Subscriber acknowledges and agrees that, as the sale of the Shares will not be qualified by a prospectus, such sale is subject to the condition that it (or, if applicable, any others for whom it is contracting hereunder) sign and return to the Corporation all relevant documentation required by the Securities Laws; and the Subscriber acknowledges and agrees that the Corporation may be required to provide the Securities Regulators with a list setting forth the identities of the beneficial purchasers of the Shares, and that notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

6.      Acceptance of Offer to Purchase. The acceptance by the Corporation of the Subscriber’s irrevocable offer to purchase the Shares shall constitute an agreement by the Corporation with the Subscriber that the Subscriber shall have, in respect of such Shares, the benefits of the representations, warranties and covenants of the Corporation made by the Corporation; and in the event that the purchase of the Shares pursuant to the provisions of this Subscription Agreement does not occur, the Subscription Agreement will be returned to the Subscriber, together with any payment that has been made in respect of the Shares without interest thereon, and the obligations of the parties hereto shall thereupon terminate.

7.      Representations, Warranties and Covenants of Subscriber. The Subscriber hereby represents and warrants to, and covenants with (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder) the Corporation (and acknowledges that the Corporation is relying on them), which representations, warranties and covenants shall survive the Closing, that as at the execution date of this Subscription Agreement and the Closing Date:

(a)	the Subscriber and any beneficial purchaser for whom it is acting are resident in the province or jurisdiction set out on the first or second page of this Subscription Agreement above as the “Subscriber’s Address” or the “Beneficial Purchaser’s Address”, as the case may be;
(b)	either:
(i)	the Subscriber is purchasing the Shares as principal for its own account and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Shares; or
(ii)	if the Subscriber is acting as agent or trustee for one or more beneficial purchasers whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser is purchasing as principal for its own account and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Shares, and each beneficial purchaser complies with such of subparagraphs (c), (f) or (g) below as are applicable to it by virtue of its place of residence; or
(iii)	the Subscriber is deemed to be purchasing as principal pursuant to applicable Securities Laws;
(c)	if the address of the Subscriber provided in this Subscription Agreement is in a jurisdiction inside Canada, the offering and sale of the Shares to the Subscriber or beneficial purchaser is exempt from the registration and prospectus requirements of applicable Securities Laws because the Subscriber is an “accredited investor”, as that term is defined in NI 45-106 and Schedule “B-1”, or because the Subscriber falls within one or more of the categories set forth in Schedule “B-2” attached hereto, and the Subscriber has so indicated by checking the box opposite each category on Schedule “B-1” or Schedule “B-2” which so describes it, and the Subscriber acknowledges that by signing this Subscription Agreement it is certifying that the statements made by checking the appropriate accredited investor categories are true;
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(d)	if the address of the Subscriber provided in this Subscription Agreement is in a jurisdiction outside of British Columbia, the Subscriber certifies that the Subscriber (or beneficial purchaser, if applicable) is not resident in British Columbia;
(e)	unless the Subscriber has completed and delivered the U.S. Accredited Investor Certificate attached as Schedule “D” hereto (in which case the Subscriber makes the representations, warranties and covenants therein, which are hereby incorporated by reference), the Subscriber acknowledges and agrees that the offer to purchase the Shares was not made to the Subscriber when the Subscriber was in the United States or when the Subscriber was a U.S. Person and at the time the Subscriber’s subscription for Shares was executed and delivered to the Corporation, the Subscriber was outside the United States and was not a U.S. Person, and that:
(i)	the Subscriber is not and will not be purchasing the Shares, directly or indirectly, for the account or benefit of a U.S. Person or any person in the United States and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:
A.	the transfer or assignment of any rights or interests in any of the Shares;
B.	the division of profits, losses, fees, commissions, or any financial stake in connection with this Agreement; or
C.	the voting of the Shares;
(ii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act and applicable state securities laws; and
(iii)	the Subscriber has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons, except in compliance with the U.S. Securities Act;
(f)	if the Subscriber is resident outside of Canada and the United States, the Subscriber:
(i)	is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Subscriber’s Shares;
(ii)	the Subscriber is purchasing the Subscriber’s Shares pursuant to exemptions from prospectus or equivalent requirements under applicable Securities Laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable Securities Laws of the Authorities in the International Jurisdiction without the need to rely on any exemptions;
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(iii)	the applicable Securities Laws of the Authorities in the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Subscriber’s Shares; and
(iv)	the purchase of the Subscriber’s Shares by the Subscriber does not trigger:
(A)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or
(B)	any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; and
(v)	the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (i), (ii), (iii) and (iv) above to the satisfaction of the Corporation, acting reasonably;
(g)	neither the Subscriber nor any party on whose behalf it is acting has been created or is being used primarily to permit the purchase of the Shares without a prospectus in reliance on an exemption from the prospectus requirements of applicable securities legislation;
(h)	if the Subscriber is an individual, the Subscriber has attained the age of majority and is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto and if the Subscriber is not an individual, this Subscription Agreement has been authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of the undersigned and if the Subscriber is a corporation, it has been duly incorporated and validly exists under the laws of its jurisdiction of incorporation or continuance and that this Subscription Agreement has been duly authorized by all necessary corporate action and constitutes a legal and binding agreement of the corporation;
(i)	the Subscriber is capable of assessing and evaluating the risks and merits of this investment as a result of the Subscriber’s financial, investment or business experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof, and the Subscriber or, where it is not purchasing as principal, each beneficial purchaser is able to bear the economic loss of its investment;
(j)	this subscription has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;
(k)	the delivery of this subscription, the acceptance of it by the Corporation and the issuance of the Shares to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and all other applicable laws and will not cause the Corporation to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;
(l)	the Subscriber is not a “control person” of the Corporation as defined in the applicable Securities Laws, will not become a “control person” by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Corporation;
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(m)	the Subscriber (or, if applicable, others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or, if applicable, others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;
(n)	the Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the applicable Securities Laws) in the affairs of the Corporation that has not been generally disclosed to the public, save knowledge of this particular transaction;
(o)	the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which it is or may be bound or the termination of any such agreement;
(p)	the Subscriber will execute and deliver within the approved time periods, all documentation as may be required by applicable Securities Laws, the rules and policies of the TSX-V and any other applicable law to permit the purchase of the Shares on terms herein set forth;
(q)	if required by applicable Securities Laws, the rules and policies of the TSX-V and any other applicable law the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents with respect to the issuance of the Shares as may be required; and
(r)	the funds representing the Subscription Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA; and to the best of its knowledge (i) none of the subscription funds to be provided by it (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to it, and (ii) it shall promptly notify the Corporation if it discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

8.      Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to, and covenants with, the Subscriber as follows upon execution and delivery of this Subscription Agreement by the Corporation, and acknowledges that the Subscriber is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	the Corporation and its subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdiction in which they are incorporated, continued or amalgamated;
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(b)	the Corporation and its subsidiaries, if any, are duly registered and licensed to carry on business in the jurisdictions in which they carry on business or own property where required under the laws of that jurisdiction;
(c)	the execution of this Subscription Agreement and the issue and sale of the Shares by the Corporation does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Corporation’s incorporating documents or any agreement or instrument to which the Corporation is a party;
(d)	this Subscription Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Corporation, duly executed and delivered by the Corporation, it constitutes a legal, valid and binding agreement of the Corporation enforceable against the Corporation, and the Corporation has full corporate power and authority to undertake the offering;
(e)	the Corporation is a “reporting issuer” within the meaning of the Securities Act (British Columbia) and the Securities Act (Alberta), and is not in material default of any of the requirements of the Securities Act (British Columbia) or the Securities Act (Alberta);
(f)	there are no judgments against the Corporation or any of its subsidiaries, if any, which are unsatisfied, nor are there any consent decrees or injunctions to which the Corporation or any of its subsidiaries is subject;
(g)	the common shares of the Corporation are listed for trading on the TSX-V;
(h)	no order ceasing or suspending trading in securities of the Corporation nor prohibiting the sale of such securities has been issued to and is outstanding against the Corporation or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and, to the best of the Corporation’s knowledge, no investigations or proceedings for such purposes are pending or threatened;
(i)	the Corporation will within the required time, file with the TSX-V or any other applicable securities agency, any documents, reports and information, in the required form, required to be filed by applicable securities laws in connection with this offering, together with any applicable filing fees and other materials;
(j)	the Shares will, upon issue and delivery, be validly issued as fully paid and non-assessable.

9.      Covenants of the Corporation. The Corporation covenants and agrees with the Subscriber as follows:

(a)	the Corporation will use reasonable commercial efforts to promptly comply with all filing and other requirements under all applicable Securities Laws; and
(b)	on the Closing Date, the Corporation will have taken all necessary steps to duly and validly issue the Shares.

10.  Acknowledgements. The Subscriber acknowledges and agrees that:

(a)	the foregoing representations and warranties are made by the Subscriber with the intention that they may be relied upon by the Corporation in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation;
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(b)	by accepting delivery of the Shares on the Closing Date, the Subscriber shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the time of Closing and that they shall survive the purchase by the Subscriber of the Shares and still continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Shares; and
(c)	the Corporation shall be entitled to rely on the representations and warranties of the Subscriber contained in this paragraph.

11.  Nature of Subscription. This subscription is irrevocable.

12.  Delivery of Securities. The Subscriber hereby authorizes and directs the Corporation to deliver certificates representing the Shares to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in this subscription.

13.  Costs. All costs and expenses incurred by the Subscriber (including any fees and disbursements of any lawyer retained by the Subscriber) relating to the sale of the Shares to the Subscriber shall be borne by the Subscriber.

14.  Execution of Subscription Agreement. The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

15.  Governing Law. This Subscription Agreement and all matters relating hereto and to the Offering shall be governed by and construed solely in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, without reference to conflicts of laws; and the parties irrevocably attorn to the exclusive jurisdiction of the Courts of British Columbia, Vancouver Registry.

16.  Survival of Representations and Warranties. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

17.  Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation, and their respective heirs, executors, administrators, successors and assigns; provided however, that:

(a)	this Subscription Agreement may not be assigned by the Subscriber without the written consent of the Corporation, in its sole discretion, other than the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner; and
(b)	the benefits and the obligations of this Subscription Agreement, insofar as they apply to the Subscriber, shall pass with any assignment or transfer of the Shares.

18.  Entire Agreement and Headings. Except as otherwise stated herein, this Subscription Agreement (including the schedules hereto) constitutes the entire agreement between the Subscriber and the Corporation relating to the subject matter hereof and:

(a)	there are no representations, warranties, covenants, understandings or other agreements relating to the subject matter hereof except as stated or referred to herein;
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(b)	this Subscription Agreement may be amended or modified in any respect by written instrument only; and
(c)	the headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

19.  Notices. Either party to this Agreement will give all notices or other written communications to the other party concerning this Agreement by hand or by registered mail addressed to such other Party’s address which is noted on the cover page of this Agreement, or such other address of which notice is hereafter properly given.

20.  Effective Date. Provided that it has been accepted by the Corporation, the Subscription Agreement is intended to and shall take effect on the date first set forth above, notwithstanding its actual date of execution or delivery by any of the parties.

21.  Time of Essence. Time shall be of the essence of this Subscription Agreement.

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SCHEDULE “A”

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:
(a)	Name: Solitario Exploration & Royalty Corp.
(b)	Complete Address: 4251 Kipling St., Suite 390, Wheat Ridge, CO 80033
(c)	Jurisdiction of Incorporation or Creation: USA

2.	(a) Is the Placee purchasing securities as a portfolio manager: (Yes/No)? No
(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? No

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:
(a)	it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;
(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;
(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;
(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and
(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.
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4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee: No Control Person(s)

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5. Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.
(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at 4251 Kipling St., Suite 390, Wheat Ridge, CO 80033 on November 22, 2013.

                        Solitario Exploration & Royalty Corp.
(Name of Purchaser - please print)

/s/ James R. Maronick
(Authorized Signature)

Chief Financial Officer
(Official Capacity - please print)

James R. Maronick

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

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SCHEDULE “B-1”

To be completed by Accredited Investors Resident in NI 45-106 Jurisdictions

The Subscriber is resident in Canada, is purchasing securities of Ely Gold & Minerals Inc. (the “Corporation”) as principal and meets one or more of the following definitions of “accredited investor” set out in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) (Please check one or more boxes, as applicable, and sign in the space provided below):

❑	(a) a Canadian financial institution, or an authorized foreign bank named in Schedule III of the Bank Act (Canada);
❑	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
❑	(c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;
❑	(d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer registered under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);
❑	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
❑	(f) the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada;
❑	(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de I’ile de Montreal or an intermunicipal management board in Quebec;
❑	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
❑	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;
❑	(j) an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;
❑	(k) an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;
❑	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
❑	(m)* a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
❑	(n) an investment fund that distributes or has distributed its securities only to:

                            (i) a person that is or was an accredited investor at the time of the distribution;

                            (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], or 2.19 of NI 45-106 [Additional investment in investment funds]; or

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                             (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment]

❑	(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;
❑	(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;
❑	(q)** a person acting on behalf of a fully managed account managed by that person if that person:

                               (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

                                (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

❑	(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or other advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;
❑	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
❑	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;
❑	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
❑	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor.

**	The exemption otherwise available for a distribution of securities to a person described in paragraph (m) is not available if that person was created, or is used, solely to purchase or hold securities as an accredited investor described in paragraph (m).

** A person described in paragraph (q) is deemed to be purchasing as principal.

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Words and phrases used herein and not defined herein have the meanings assigned to them in NI 45-106. NI 45-106 may be viewed in its entirety on the website of the British Columbia Securities Commission, at www.bcsc.bc.ca.

Dated ________________________________, ________.

X Signature of individual (if Purchaser is an individual) X Authorized signatory (if Purchaser is not an individual)	Name of Purchaser (please print) Name and Capacity of authorized signatory (please print)

23

SCHEDULE “B-2”

To be completed by Non-accredited Investors Resident in NI 45-106 Jurisdictions

The Subscriber is resident in Canada, is purchasing securities of Ely Gold & Minerals Inc. (the “Corporation”) as principal and falls within one or more of the following categories set out in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) (Please check one or more, as applicable, and sign in the space provided below):

B.1.	The Subscriber is resident in an NI 45-106 Jurisdiction other than Ontario and is:
❑	(a) a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation; or
❑	(b) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation; or
❑	(c) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;
❑	(d) a close personal friend of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation, and, if the Subscriber is resident in Saskatchewan, the Subscriber has signed a risk acknowledgement in the form required by subsection 2.6(1) of NI 45-106 [to be provided by the Corporation];
❑	(e) a close business associate of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation, and, if the Subscriber is resident in Saskatchewan, the Subscriber has signed a risk acknowledgement in the form required by subsection 2.6(1) of NI 45-106 [to be provided by the Corporation];
❑	(f) a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Corporation;
❑	(g) a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Corporation, and, if the Subscriber or the beneficial purchaser, as applicable, is resident in Saskatchewan, the Subscriber has signed a risk acknowledgement in the form required by subsection 2.6(1) of NI 45-106 [to be provided by the Corporation]; or
❑	(h) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g), and, if the Subscriber is resident in Saskatchewan, the Subscriber has signed a risk acknowledgement in the form required by subsection 2.6(1) of NI 45-106 [to be provided by the Corporation]; or
❑	(i) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g), and, if the Subscriber is resident in Saskatchewan, the Subscriber has signed a risk acknowledgement in the form required by subsection 2.6(1) of NI 45-106 [to be provided by the Corporation].

B.2 The Subscriber is resident in an Ontario and is:

❑ (a)	a founder of the Corporation;
❑ (b)	an affiliate of a founder of the Corporation;
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❑ (c)	a spouse, parent, brother, sister, grandparent, grandchild or child of an executive officer, director or founder of the Corporation; or
❑ (d)	a person that is a control person of the Corporation.

B.3 The Subscriber is resident in any NI 45-106 Jurisdiction and:

❑ (a)	the aggregate acquisition cost of the securities to the Subscriber is not less than Cdn.$150,000;

❑ (b)	if the Subscriber is a corporation, syndicate, partnership or other form of unincorporated organization, the aggregate acquisition cost of the securities to the Subscriber is not less than Cdn.$150,000 and the Subscriber pre-existed the offering of the securities and has a bona fide purpose other than only an investment in the securities or, if created to permit such investment, the individual share of the aggregate acquisition cost for each participant is not less than Cdn.$150,000.

Dated ________________________________, ________.

Residential Address/Telephone/Email	X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name and Capacity of authorized signatory (please print)

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SCHEDULE “C”

U.S. ACCREDITED INVESTOR CERTIFICATE

The Subscriber understands and agrees that the Shares (also referred to as the “Securities”) of Ely Gold & Minerals Inc. have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or applicable state securities laws, and the Shares are being offered and sold on behalf of the Corporation to the Subscriber in reliance upon Rule 506 of Regulation D under the 1933 Act.

The undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)	it is purchasing the Shares either for its own account for investment purposes only or for the account of a beneficial purchaser for which it is exercising sole investment discretion and that is purchasing the Shares for its own account for investment purposes only and, in any case, not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;
(b)	it, and each beneficial purchaser for whom it is acting, if any, satisfies one or more of the categories of “accredited investor” indicated below (the Subscriber must initial the appropriate line(s)):

Category 1. A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 2. A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

Category 3. A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or

Category 4. An insurance company as defined in Section 2(13) of the 1933 Act; or

Category 5. An investment company registered under the United States Investment Company Act of 1940; or

Category 6. A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

Category 7. A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

Category 8. A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

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Category 9. An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

Category 10. A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

X Category 11. An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

Category 12. Any director or executive officer of the Corporation; or

Category 13. A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds U.S.$1,000,000; or

Category 14. A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15. A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

Category 16. Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)	it understands that if it decides to offer, sell or otherwise transfer the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:
(i)	the transfer is to the Corporation;
(ii)	the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;
(iii)	the transfer is made in compliance with the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or
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(iv)	the Securities are transferred in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities;

and it has prior to such sale furnished to the Corporation an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Corporation;

(d)	it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AT A TIME WHEN THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT.”

provided, that if any of the Shares are being sold under clause (B) above, at a time when the Corporation is a “foreign issuer” as defined in Rule 902 under the 1933 Act, the legend set forth above may be removed by providing a declaration to the Corporation and its transfer agent in the form attached hereto as Appendix A or as the Corporation may from

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time to time prescribe, to the effect that the sale of such securities is being made in compliance with Rule 904 of Regulation S under the 1933 Act;

provided further, that if any of the Shares are being sold pursuant to Rule 144 of the 1933 Act, the legend may be removed by delivery to the Corporation’s transfer agent of an opinion satisfactory to the Corporation to the effect that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws;

(e)	it consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;
(f)	it understands and acknowledges that the Corporation has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Securities in the United States;

(g)	the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Shares is the address listed as the “Subscriber’s Address” on the signature page of the Subscription Agreement;
(h)	it acknowledges that it has not purchased the Securities as a result of any form of general solicitation or general advertising (as such terms are used in Regulation D under the 1933 Act), including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;
(i)	it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Securities; the Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Securities;
(j)	it understands and acknowledges that the Corporation is not obligated to remain a “foreign issuer” (as such is defined in Rule 405 promulgated under the 1933 Act);
(k)	it understands and agrees that the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

The capitalized terms not defined in this Schedule “C” shall have the meanings ascribed to them in the Subscription Agreement.

The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

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If a Corporation, Partnership or Other Entity:

Solitario Exploration & Royalty Corp.
Name of Entity

/s/ James R. Maronick
Signature of Person Signing

James R. Maronick, CFO
Print Name and Title of Person Signing	If an Individual: Signature Print or Type Name

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Appendix A to

Schedule “C” - U.S. Accredited Investor Certificate

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Registrar and transfer agent for the common shares of Ely Gold and Minerals Inc. (the “Corporation”):

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that: (1) the undersigned is not an “affiliate” of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act); (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX Venture Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated November 22, 2013.

X
Signature of individual (if Shareholder is an individual)

X /s/ James R. Maronick
Authorized signatory (if Shareholder is not an individual)

Solitario Exploration & Royalty Corp.
Name of Shareholder (please print)

James R. Maronick
Name of authorized signatory (please print)

Chief Financial Officer
Official capacity of authorized signatory
(please print)

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SCHEDULE “D”

WIRE TRANSFER INSTRUCTIONS

1.	PLEASE VENSURE THAT ALL WIRE TRANSFER INSTRUCTIONS CLEARLY IDENTIFY THE SUBSCRIBER;

2.	PLEASE FAX A COPY OF ALL WIRE TRANSFER INSTRUCTIONS TO 1 (604) 488-1105 OR EMAIL THEM TO info@elygoldandminerals.com.

BENEFICIARY: Ely Gold & Minerals

Suite 480 – 789 West Pender St

Vancouver, BC

V6C-1H2

BENEFICIARY BANK: BANK OF MONTREAL

595 BURRARD STREET

VANCOUVER, B. C., CANADA

TRANSIT AND ACCOUNT NO.: 0004 – 4685-776

SWIFT BIC ADDRESS: BOFMCAM2

TO SEND FUNDS FROM A U.S. BANK, IT MAY BE EASIER TO SEND THROUGH OUR U.S.SUBSIDIARY –

INTERMEDIARY BANK: WACHOVIA BANK, NA

SWIFT CODE: PNBPUS3NNYC